UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 30, 2006
XCORPOREAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31608 (Commission File Number)	98-0349685 (IRS Employer Identification No.)
11400 W. Olympic Blvd., Suite 200
Los Angeles, California 90064
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 738-5138
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
     As set forth in our Current Report on Form 8-K dated January 3, 2007, which is incorporated herein by reference, the Merger Agreement between us and National Quality Care, Inc. (NQCI) dated September 1, 2006 has been terminated.
Item 7.01 Regulation FD Disclosure.
     On November 30, 2006, we served on NQCI the notice which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
     On December 15, 2006, we sent NQCI the letter which is furnished as Exhibit 99.2 to this report and incorporated herein by reference.
     On January 2, 2007, we served on NQCI the notice which is furnished as Exhibit 99.3 to this report and incorporated herein by reference.
     On January 9, 2007, we issued the press release furnished as Exhibit 99.4 to this report and incorporated herein by reference.
     Unless otherwise required by law, we disclaim any obligation to release publicly any updates or changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

No.	Description
99.1	Notice dated November 30, 2006
99.2	Letter dated December 15, 2006
99.3	Notice dated January 2, 2007
99.4	Press Release dated January 9, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2007	XCORPOREAL, INC.
	By:	/s/ Daniel S. Goldberger
Daniel S. Goldberger
President and Chief Operating Officer